Exhibit 10.32

Dated 25 March 2008

CCS ČESKÁ SPOLEČNOST PRO PLATEBNÍ KARTY s.r.o.

as Borrower

and

FLEETCOR LUXEMBOURG HOLDING 3 S.à r.l.

as Guarantor

and

BANK AUSTRIA CREDITANSTALT AG

as Facility Agent

and

UNICREDIT BANK CZECH REPUBLIC, A.S.

as Lender

AMENDMENT AGREEMENT NO. 1

TO A CREDIT FACILITIES AGREEMENT DATED 7 DECEMBER 2006

EXECUTION COPY

CMS Cameron McKenna v.o.s.

Karolíny Světlé 25

110 00 Prague 1

Czech Republic

tel: +420 221 098 888

fax: +420 221 098 000

THIS AMENDMENT AGREEMENT NO. 1 is made on 25 March 2008

BETWEEN:

(1)	CCS ČESKÁ SPOLEČNOST PRO PLATEBNÍ KARTY s.r.o., a company incorporated under the laws of the Czech Republic, whose registered office is at Prague 8, Libeň, Chlumčanského 497/5, postal code 18000, business identification number 279 16 693, registered with the Municipal court in Prague, Section C, Insert 126337 (“the Merged Company” and the “Borrower”);

(2)	FLEETCOR LUXEMBOURG HOLDING 3 S.à r.l. a société à responsabilité limitée (limited liability company), incorporated under the laws of the Grand Duchy of Luxembourg, having its registered office at 560A, rue de Neudorf, L-2220 Luxembourg, Grand Duchy of Luxembourg (the “Shareholder”);

(3)	BANK AUSTRIA CREDITANSTALT AG, a bank incorporated under the laws of Austria, whose registered office is at Vienna, Schottengasse 6, postal code A-1010, Austria (the “Facility Agent”) on behalf of the Majority Lenders;

(4)	UNICREDIT BANK CZECH REPUBLIC, a.s. a bank incorporated under the laws of Czech Republic, whose registered office is at 113 80 Prague 1, Na Příkopě 858/20, ID No. 64948242, Czech Republic (a “Lender”)

the Borrower, Shareholder and the Facility Agent and the Lender further jointly referred to as the “Parties”.

WHEREAS:

(1)	On 7 December 2006 the Borrower, Fenika s.r.o and the Facility Agent entered into a senior term loan facilities agreement (the “Facility Agreement”);

(2)	On 1 July 2007 CCS ČESKÁ SPOLEČNOST PRO PLATEBNÍ KARTY s.r.o. became the universal legal successor of the CCS ČESKÁ SPOLEČNOST PRO PLATEBNÍ KARTY a.s. and FENIKA s.r.o pursuant to a Permitted Merger.

(3)	As a result of the Permitted Merger this agreement is concluded by the surviving entity as Borrower and the Facility Agent only

(4)	the Parties wish to amend the Facility Agreement on the terms of this deed.

IT IS AGREED AS FOLLOWS

1.	DEFINITIONS, INTERPRETATION AND REFERENCES

1.1	Unless the context otherwise requires and save as mentioned below, words and expressions defined in the Facility Agreement or, unless defined otherwise in the Facility Agreement shall have the same meanings when used in this Amendment Agreement no. 1. From the date hereof, unless the context otherwise requires

1.1.1 “Effective Date”	shall mean the date of entry into this Amendment Agreement no. 1 by the Parties.

1.2	References in the Amendment Agreement no. 1 to “this Agreement” shall, with effect from the Effective Date and unless the context otherwise requires, be references to the Facility Agreement as amended by this Amendment Agreement no. 1 and words such as “herein”, “hereof”, “hereunder”, “hereafter”, “hereby” and “hereto”, where they appear in the Facilities Agreement shall be construed accordingly.

2.	AMENDMENTS TO THE AGREEMENT

2.1	Clause 7.5(a) (Mandatory prepayment – Excess Cash Flow) of the Facility Agreement shall have the words “plus Received CCS Slovakia Dividends” deleted from it.

2.2	Clause 18 (Financial Covenants) of the Facility Agreement shall be amended as follows:

2.2.1	The wording of the below specified definitions originally defined in Clause 18.1 (Definitions) of the Facility Agreement shall be as of the Effective Date deleted and replaced by the following wording:

“Equity” means the aggregate (without double counting) of:

(a)	the share capital and other capital funds (příplatek mimo základní kapitál) of the Merged Company;

(b)	legal reserve fund and other non-distributable funds;

(c)	retained earnings; and

(d)	any amounts lent to the Merged Company under the Loan Note.

“Adjusted EBITDA” will be deleted in its entirety.

“Adjusted Free Cash Flow” will be deleted in its entirety.

2.2.2	The following definitions are, as of the Effective Date, hereby added to the Clause 18.1 (Definitions) of the Facilities Agreement in addition:

“Consolidated Free Cash Flow” means, in relation to the Merged Company, EBITDA, plus or minus changes in working capital of the Merged Company, less capital expenditure of the Merged Company.

“EBITDA” means the consolidated net-pretaxation profits of the Merged Company for a Measurement Period

(a)	deducting Interest Receivable;

(b)	adding back Interest Payable;

(c)	deducting any extraordinary expense for the Merged Company;

(d)	adding back any extraordinary expense for the Merged Company; and

(e)	adding back depreciation and amoritzation (including amortization of goodwill) for the Merged Company.

2.3	All occurrences of the words:

2.3.1	“Adjusted EBITDA” are hereby deleted from the Facility Agreement and the word “EBITDA” inserted in their place in each such instance.

2.3.2	“Adjusted Free Cash Flow” are hereby deleted from the Facility Agreement and the words “Consolidated Free Cash Flow” inserted in their place in each such instance.

2.3.3	“Financial Group” are hereby deleted from the Facility Agreement and the words “Merged Company” inserted in their place in each such instance.

3.	CONDITIONS PRECEDENT

Prior to the Effective Date the Borrower must cause to be delivered to the Facility Agent all of the documents listed in the Schedule 1 (Condition precedent documents) each in form and substance, satisfactory to the Facility Agent. The Facility Agent undertakes to deliver a written confirmation to the Borrower promptly after the Facility Agent has received such documents and satisfactory proof that all the Conditions set out in the Schedule 1 (Condition precedent documents) have been met.

4.	GUARANTOR PROVISION

4.1	The Shareholder hereby consents to and agrees with the amendments made by this Amendment Agreement No. 1.

4.2	The Shareholder ratifies that the provisions of all Finance Documents to which it is a party, save as amended by this Amendment Agreement no. 1, continue in full force and effect.

5.	AMENDMENT COSTS

The Borrower shall, prior to the Effective Date, pay the legal fees of the Facility Agent’s legal advisors connected with preparation and negotiation of this Amendment Agreement no. 1. The Parties hereby agreed that the Facility Agent may instruct its legal advisors to invoice the Merged Company directly.

6.	REPRESENTATIONS AND WARRANTIES

The representations and warranties in Clause 16 (Representations and Warranties) of the Facility Agreement shall be deemed to be repeated by the Borrower also on the Effective Date as if made with reference to the facts and circumstances existing on such date.

7.	MISCELLANEOUS

7.1	This Amendment Agreement no. 1 is a Finance Document.

7.2	The provisions of the Facility Agreement shall, save as amended by this Amendment Agreement no. 1 continue in full force and effect.

8.	GOVERNING LAW AND JURISDICTION

8.1	This Amendment Agreement no. 1 shall be governed by, and shall be construed in accordance with, English law.

8.2	The Parties hereby submit to the non-exclusive jurisdiction of English Courts.

THIS AMENDMENT AGREEMENT no. 1 has been entered on the date stated at the beginning of this Agreement.

FACILITY AGENT ON BEHALF OF THE MAJORITY LENDERS:
BANK AUSTRIA CREDITANSTALT AG

By:	/s/ Thomas Wilfling	By:	/s/ Aleksander Majewski
Name:	Thomas Wilfling	Name:	Aleksander Majewski
Its:	Director	Its:	Vice President

BORROWER:
CCS ČESKÁ SPOLEČNOST PRO PLATEBNÍ KARTY s.r.o.

By:	/s/ Vaclave Rehor	By:	/s/ Eric Dey
Name:	Vaclav Rehor	Name:	Eric Dey
Its:	Chief Financial Officer, Executive	Its:	Executive

SHAREHOLDER:
FLEETCOR LUXEMBOURG HOLDING 3 S.à r.l.

By:	/s/ Eric Dey	By:	/s/ Marcel Stephany
Name:	Eric Dey	Name:	Marcel Stephany
Its:	Executive	Its:	Executive

LENDER:
UNICREDIT BANK CZECH REPUBLIC, a.s.

By:	/s/ Stepan Matejka	By:	/s/ Marketa Takasova
Name:	Stepan Matejka	Name:	Marketa Takasova
Its:	CF Manager	Its:	CF Manager

SCHEDULE 1

CONDITIONS PRECEDENT DOCUMENTS

Corporate documents

1.	A copy of the constitutional documents of the Borrower and the Shareholder.

2.	A copy of a resolution of the board of directors/executives (if more than one executive) of the Borrower and the Shareholder approving the terms of, and the transactions contemplated by, this Amendment Agreement No. 1.

3.	A copy of a resolution of the general meeting of the Borrower approving the entry into this Amendment Agreement No. 1.

4.	A specimen of the signature of each person authorised on behalf of the Borrower and the Shareholder to enter into or witness the entry into this Amendment Agreement No. 1

5.	All documents and evidence (if any) relating to the Borrower and Shareholder required by the Facility Agent on Behalf of the Majority Lenders in order for them to satisfy know your customer requirements.

Other documents and evidence

1.	Evidence that all fees and expenses then due and payable from the Borrower under this Amendment Agreement No. 1 have been or will be paid by the Effective Date.